Delaware Life NY

Variable Account B

Financial Statements as of and for the Year Ended December 31, 2023

and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2023

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statement of Assets and Liabilities	3-4

Statements of Operations	5-6

Statements of Changes in Net Assets	7-9

Notes to the Financial Statements	10-17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Delaware Life NY Variable Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts listed in the Appendix that comprise Delaware Life NY Variable Account B (the Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for the periods indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2023, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company of New York’s Separate Accounts since 2021.

Hartford, Connecticut

April 23, 2024

Appendix

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)

MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4) (1)

MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

(1)

Statement of assets and liabilities as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. Financial highlights for the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	275,103	$275,103	$275,103	$-	$275,103	$19	$275,084
MFS VIT Total Return Series Initial Class Sub-Account (M07)	209,200	4,882,262	4,865,990	15,101	4,881,091	342	4,880,749
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	20,955	224,046	184,615	1,088	185,703	13	185,690
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	124,946	1,566,469	1,358,158	-	1,358,158	23,417	1,334,741
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	141,287	777,052	706,437	-	706,437	8,611	697,826
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub- Account (MD6)	662,575	13,020,185	14,994,066	-	14,994,066	55,909	14,938,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2023

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
Net Assets:

MD8	15,215	$275,084	$-	$275,084
M07	273,844	4,745,233	135,516	4,880,749
MC4	7,958	178,936	6,754	185,690
M96	35,547	1,266,767	67,974	1,334,741
MA6	10,942	670,336	27,490	697,826
MD6	300,215	14,789,741	148,416	14,938,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	MD8 Sub-Account	M07 Sub-Account	MC4 Sub-Account

Income:
Dividend income	$12,589	$97,136	$-

Expenses:
Mortality and expense risk charges	(3,612)	(60,513)	(2,575)

Net investment income (loss)	8,977	36,623	(2,575)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	(9,913)	(4,055)
Realized gain distributions	-	202,306	-

Net realized gains (losses)	-	192,393	(4,055)

Net change in unrealized appreciation (depreciation)	-	180,125	7,898

Net realized and change in unrealized gains (losses)	-	372,518	3,843

Net increase (decrease) from operations	$8,977	$409,141	$1,268

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M96 Sub-Account	MA6 Sub-Account	MD6 Sub-Account
Income:
Dividend income	$20,882	$38,664	$44,186

Expenses:
Mortality and expense risk charges	(18,161)	(8,652)	(189,113)

Net investment income (loss)	2,721	30,012	(144,927)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(37,120)	(13,408)	558,498
Realized gain distributions	-	-	764,429

Net realized gains (losses)	(37,120)	(13,408)	1,322,927

Net change in unrealized appreciation (depreciation)	72,769	54,942	1,729,567

Net realized and change in unrealized gains (losses)	35,649	41,534	3,052,494

Net increase (decrease) from operations	$38,370	$71,546	$2,907,567

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MD8 Sub-Account		M07 Sub-Account

	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Operations:
Net investment income (loss)	$8,977	$(1,468)	$36,623	$17,737
Net realized gains (losses)	-	-	192,393	550,001
Net change in unrealized appreciation (depreciation)	-	-	180,125	(1,236,912)

Increase (decrease) from operations	8,977	(1,468)	409,141	(669,174)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	760	780	1,025	975
Transfers between Sub-Accounts
(including the Fixed Account), net	23,689	(227,214)	(272)	47,718
Withdrawals, surrenders, annuitizations and contract charges	(31,846)	(6,396)	(234,339)	(1,003,265)

Net accumulation activity	(7,397)	(232,830)	(233,586)	(954,572)

Annuitization Activity:
Annuitizations	-	-	-	67,253
Annuity payments and contract charges	(4)	-	(39,130)	(27,428)
Adjustments to annuity reserves	-	-	(619)	(1,650)

Net annuitization activity	(4)	-	(39,749)	38,175

Net increase (decrease) from contract owner transactions	(7,401)	(232,830)	(273,335)	(916,397)

Total increase (decrease) in net assets	1,576	(234,298)	135,806	(1,585,571)

Net assets at beginning of year	273,508	507,806	4,744,943	6,330,514

Net assets at end of year	$275,084	$273,508	$4,880,749	$4,744,943

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MC4 Sub-Account		M96 Sub-Account

	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Operations:
Net investment income (loss)	$(2,575)	$501	$2,721	$12,237
Net realized gains (losses)	(4,055)	(963)	(37,120)	(15,884)
Net change in unrealized appreciation (depreciation)	7,898	(47,714)	72,769	(232,460)

Increase (decrease) from operations	1,268	(48,176)	38,370	(236,107)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	125	75	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(11)	-	321	(604)
Withdrawals, surrenders, annuitizations and contract charges	(23,039)	(9,274)	(120,232)	(74,470)

Net accumulation activity	(22,925)	(9,199)	(119,911)	(75,074)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,138)	(1,371)	(31,683)	(5,364)
Adjustments to annuity reserves	(380)	19	(6,436)	(5,887)

Net annuitization activity	(1,518)	(1,352)	(38,119)	(11,251)

Net increase (decrease) from contract owner transactions	(24,443)	(10,551)	(158,030)	(86,325)

Total increase (decrease) in net assets	(23,175)	(58,727)	(119,660)	(322,432)

Net assets at beginning of year	208,865	267,592	1,454,401	1,776,833

Net assets at end of year	$185,690	$208,865	$1,334,741	$1,454,401

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MA6 Sub-Account		MD6 Sub-Account

	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Operations:
Net investment income (loss)	$30,012	$35,489	$(144,927)	$(177,545)
Net realized gains (losses)	(13,408)	(49,737)	1,322,927	2,386,521
Net change in unrealized appreciation (depreciation)	54,942	(98,896)	1,729,567	(5,866,105)

Increase (decrease) from operations	71,546	(113,144)	2,907,567	(3,657,129)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	250	206
Transfers between Sub-Accounts
(including the Fixed Account), net	(67)	(997)	(36,629)	(79,493)
Withdrawals, surrenders, annuitizations and contract charges	(37,512)	(95,146)	(1,894,034)	(333,464)

Net accumulation activity	(37,579)	(96,143)	(1,930,413)	(412,751)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(2,432)	(124,443)	(19,216)	(19,104)
Adjustments to annuity reserves	(2,787)	52,555	(12,884)	6,530

Net annuitization activity	(5,219)	(71,888)	(32,100)	(12,574)

Net increase (decrease) from contract owner transactions	(42,798)	(168,031)	(1,962,513)	(425,325)

Total increase (decrease) in net assets	28,748	(281,175)	945,054	(4,082,454)

Net assets at beginning of year	669,078	950,253	13,993,103	18,075,557

Net assets at end of year	$697,826	$669,078	$14,938,157	$13,993,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account B (the “Variable Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, the “Sponsor”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY. On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, commenced, were closed or were part of a fund merger during the current year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2023. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year. If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the transfers between Sub-Accounts (including the Fixed Account), net, line on the Statements of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are the fair value measurement of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2023, noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2023, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2023. There were no transfers between levels during the year ended December 31, 2023.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2023, the deduction is at an effective annual rate of 1.30% of the daily net assets attributable to Compass 2 contracts and 1.25% of the daily net assets attributable to Compass 3 contracts. These charges are reflected on the Statements of Operations.

Distribution expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Compass 3 contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven contract years (during both the accumulation period and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to such contracts. No deduction is made after the seventh contract anniversary. These charges are reflected in the Statements of Operations. No such deduction is made with respect to assets attributable to Compass 2 contracts.

Administration charges

Each year on the account anniversary date, an account administration fee (‘‘Account Fee’’) equal to $30 is deducted from the contract owner’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Accumulation Activity section or as part of “Annuity payments and contract charges” in the Annuitization Activity section.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. In no event shall the aggregate surrender charges exceed 6% of certain amounts withdrawn. In no event shall the aggregate surrender charges (including the distribution expense charge described below applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 6% of the purchase payments made under a Compass 3 contract. The surrender charge is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 and before January 1, 2000 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4% per year. The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

	Purchases	Sales
MD8	$36,945	$35,360
M07	299,666	335,847
MC4	134	27,073
M96	21,523	174,498
MA6	38,664	48,637
MD6	811,732	2,141,301

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

MD8	1,920	2,325	(405)
M07	581	17,115	(16,534)
MC4	9	1,223	(1,214)
M96	42	4,253	(4,211)
MA6	139	833	(694)
MD6	251	44,161	(43,910)

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

MD8	12,734	25,757	(13,023)
M07	9,272	64,930	(55,658)
MC4	4	402	(398)
M96	98	2,169	(2,071)
MA6	152	3,385	(3,233)
MD6	1,227	11,337	(10,110)

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]

MD8
2023	15,215	$12.9127	to	$18.5536	$275,084	4.49%	1.25%	to	1.30%	3.30%	to	3.25%
2022	15,620	12.4996	to	17.9689	273,508	0.89	1.25	to	1.30	(0.07)	to	(0.12)
2021	28,643	12.5087	to	17.9909	507,806	-	1.25	to	1.30	(1.23)	to	(1.28)
2020	16,226	12.6651	to	18.2248	287,893	0.24	1.25	to	1.30	(1.02)	to	(1.07)
2019	21,335	12.7957	to	18.4219	349,829	1.62	1.25	to	1.30	0.38	to	0.33

M07
2023	273,844	17.8385	to	17.7470	4,880,749	2.05	1.25	to	1.30	9.08	to	9.03
2022	290,378	16.3530	to	16.2772	4,744,943	1.62	1.25	to	1.30	(10.70)	to	(10.74)
2021	346,036	18.3117	to	18.0842	6,330,514	1.77	1.25	to	1.40	12.71	to	12.54
2020	378,940	16.2471	to	16.1877	6,149,876	2.25	1.25	to	1.30	8.45	to	8.40
2019	434,880	14.9806	to	14.8390	6,516,948	2.33	1.25	to	1.40	18.90	to	18.72

MC4
2023	7,958	16.1183	to	26.3153	185,690	-	1.25	to	1.30	1.06	to	1.01
2022	9,172	15.9488	to	26.0514	208,865	1.50	1.25	to	1.30	(18.25)	to	(18.29)
2021	9,570	19.5100	to	31.8842	267,592	2.32	1.25	to	1.30	(8.57)	to	(8.62)
2020	9,677	21.3389	to	34.8904	296,192	1.32	1.25	to	1.30	9.23	to	9.18
2019	11,946	19.5351	to	31.9569	341,599	2.16	1.25	to	1.30	4.77	to	4.72

M96
2023	35,547	20.8846	to	41.5438	1,334,741	1.48	1.25	to	1.30	2.86	to	2.81
2022	39,758	20.3033	to	40.4074	1,454,401	2.05	1.25	to	1.30	(13.34)	to	(13.38)
2021	41,829	23.4281	to	46.6494	1,776,833	2.22	1.25	to	1.30	(3.10)	to	(3.15)
2020	41,530	24.1775	to	48.1655	1,832,949	2.93	1.25	to	1.30	5.06	to	5.01
2019	48,382	23.0125	to	22.3569	2,058,421	2.95	1.25	to	1.40	5.21	to	5.05

MA6
2023	10,942	37.4140	to	75.2602	697,826	5.74	1.25	to	1.30	11.02	to	10.97
2022	11,636	33.6989	to	67.8206	669,078	5.53	1.25	to	1.30	(11.62)	to	(11.66)
2021	14,869	38.1284	to	76.7730	950,253	4.80	1.25	to	1.30	2.21	to	2.16
2020	16,387	37.3042	to	75.1507	1,056,544	5.67	1.25	to	1.30	3.78	to	3.73
2019	18,340	35.9438	to	34.9197	1,167,755	5.46	1.25	to	1.40	13.39	to	13.22

MD6
2023	300,215	50.2116	to	49.8622	14,938,157	0.30	1.25	to	1.30	22.48	to	22.42
2022	344,125	40.9955	to	40.7303	13,993,103	0.10	1.25	to	1.30	(20.25)	to	(20.29)
2021	354,235	51.4073	to	51.1000	18,075,557	0.24	1.25	to	1.30	24.42	to	24.36
2020	391,958	41.3181	to	41.0914	16,131,165	0.46	1.25	to	1.30	21.01	to	20.95
2019	435,393	34.1446	to	33.6363	14,831,778	0.58	1.25	to	1.40	38.23	to	38.02

DELAWARE LIFE NY VARIABLE ACCOUNT B

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.